Exhibit 99.2
Third Quarter 2009 Earnings Conference Call

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, further deterioration in economic conditions and freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, continued decline in economic and market conditions affecting lease sales, the commercial rental market or the sale of used vehicles, customer acceptance or competition, customer retention levels, unexpected volume declines, automotive plant shutdowns and shift eliminations, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, the timing and impact of the restructuring activities announced in Q4 2008, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long- term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, unfavorable market conditions affecting the timing and impact of share repurchases, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, further decline in pension plan returns, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter 2009 Results Overview Asset Management Update Outlook Q & A

3rd Quarter Results Overview Earnings per diluted share from continuing operations were $0.51 vs. $1.29 in 3Q08 3Q09 included a $0.04 tax benefit related to contingent tax reversals, partially offset by $0.03 restructuring and other charge primarily related to debt extinguishment 3Q08 included a $0.03 net benefit primarily due to Massachusetts tax law change Comparable earnings per share from continuing operations were $0.50 vs. $1.26 in 3Q08 Including discontinued operations, EPS totaled $0.43 in 3Q09 and comparable EPS totaled $0.46 EPS from discontinued operations totaled $0.08 in 3Q09 including $0.04 of restructuring and other charges All segment information presented excludes discontinued operations and has been restated. Discontinued operations consist of operations in South America and parts of Europe.

3rd Quarter Results Overview Total revenue declined 20% vs. prior year, reflecting lower fuel services revenue, lower operating revenue and unfavorable foreign exchange rate movements Operating revenue down 13% vs. prior year driven by lower commercial rental revenue, SCS and DCC fuel revenues, automotive production volumes, contractual revenues and unfavorable foreign exchange rates Fleet Management Solutions (FMS) total revenue down 22% (and operating revenue down 8%) vs. prior year Contractual revenue down 3%; down 2% excluding foreign exchange Full service lease revenue down 3% Contract maintenance revenue decreased 2% Commercial rental revenue down 25% Fuel revenue down 49% due primarily to lower prices as well as volume declines FMS net before tax earnings (NBT) down 64% FMS NBT percent of operating revenue down 820 basis points to 5.3% FMS earnings negatively impacted by lower commercial rental results, lower full service lease performance, higher pension expense and lower used vehicle results, partially offset by cost reduction initiatives

3rd Quarter Results Overview Supply Chain Solutions (SCS) total and operating revenue down 22% vs. prior year due largely to lower automotive and other freight volumes, lower fuel volumes and prices, and unfavorable foreign exchange impact SCS net before tax earnings (NBT) down 4% SCS NBT percent of operating revenue up 110 basis points to 6.0% SCS earnings negatively impacted by losses remaining in European Operations (to be exited) Dedicated Contract Carriage (DCC) total revenue down 14% (and operating revenue down 15%) vs. prior year due to lower passed through fuel prices and lower freight volumes DCC net before tax earnings (NBT) down 26% DCC NBT percent of operating revenue down 120 basis points to 8.4% DCC earnings negatively impacted by increased safety/insurance costs and lower freight volumes

Key Financial Statistics Third Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Comparable tax rate from continuing operations, a non-GAAP financial measure, would be 40.4% in 2009 vs. 38.2% in 2008. See page 35 for reconciliation. ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding.

Key Financial Statistics Year-to-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Comparable tax rate from continuing operations, a non-GAAP financial measure, would be 40.9% in 2009 vs. 38.4% in 2008. See page 35 for reconciliation. ($ Millions, Except Per Share Amounts)

Business Segment Third Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($3.7), SCS - $0.5 in 2009. ($ Millions)

Business Segment Year-to-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($5.5), SCS - ($2.1) and CSS - ($0.1) in 2009. ($ Millions)

Capital Expenditures from Continuing Operations Year-to-Date ($ Millions)

Cash Flow from Continuing Operations (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions and changes in restricted cash Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $478 million as of 9/30/09, $480 million as of 12/31/08 and $163 million as of 9/30/08. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $138 million as of 9/30/09, $163 million as of 12/31/08 and $167 million at 9/30/08. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Third Quarter 2009 Results Overview Asset Management Update Outlook Q & A

Units held for sale were 7,800 (US: 6,300) at quarter end; up 42% from 5,500 (US: 4,600) units held for sale in the prior year Units held for sale were down 13% from 9,000 (US: 7,500) at the end of the prior quarter The number of used vehicles sold in the third quarter was 5,200 (US: 4,200), up 3% compared with prior year Number of used vehicles sold was down 8% or 500 units vs. the prior quarter Proceeds per unit were down 24% for tractors and 29% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were down 6% for tractors and 4% for trucks vs. the prior quarter Vehicles no longer earning revenue were 11,000 (US: 8,700) at quarter end; up 3,300 (US: 2,400) from the prior year Vehicles no longer earning revenue were down 1,400 (US: 1,300) vs. the end of the prior quarter due to a decrease in units held for sale and an improvement in rental utilization Average third quarter total commercial rental fleet was down 17% (US: down 17%) year-over-year Global Asset Management Update (1) (1) Units rounded to nearest hundred. Asset management statistics are now being presented on a global basis. U.S. statistics which were historically disclosed are shown in parenthesis.

Contents Third Quarter 2009 Results Overview Asset Management Update Outlook Q & A

Outlook Despite some improvements in automotive volumes and with used vehicle sales, anticipate weak economic environment to continue in near term Weak conditions expected to primarily impact FMS segment Lower lease sales will negatively impact revenue comparisons Weak demand expected to continue to impact commercial rental results; however, utilization rate improving on smaller fleet Used vehicle sales trends expected to continue at recent levels with continued soft pricing and a smaller used truck inventory Free cash flow expected to improve due to lower capital expenditures, partially offset by lower earnings, lower used vehicle sales and potential pension contribution Strong free cash flow provides stability in current environment Plan to resume share repurchase programs

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Historical EPS Restatement Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Third Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Fleet Management Solutions (FMS) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Supply Chain Solutions (SCS) Third Quarter The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009. ($ Millions)

Supply Chain Solutions (SCS) Historical Information ($ Millions) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009.

Dedicated Contract Carriage (DCC) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Dedicated Contract Carriage (DCC) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Central Support Services (CSS) Third Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Historical EPS Restatement ($ Earnings Per Share) (1) Effective January 1, 2009, we adopted accounting guidance on earnings per share which provides that unvested share-based payment awards that contain non-forfeitable rights to dividends are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.

U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) Number of Units Redeployments Extensions Early Terminations Early Replacements 3QYTD04 3808 2174 3891 1099 3QYTD05 3032 2910 3243 1198 3QYTD06 2827 3060 2951 1198 3QYTD07 3200 2924 3869 1655 3QYTD08 3132 3977 3664 1218 3QYTD09 3257 5270 4517 711 (c) (c)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 - 8 Earnings Before Restructuring and Income Taxes Net Earnings from Continuing Operations Business Segment 9 - 10 Comparable Earnings / EPS from Continuing Operations Net Earnings / EPS from Continuing Operations EPS and Net Earnings from Continuing Operations Reconciliation 33 Comparable Net Earnings/EPS Comparable NBT / Tax Rate Net Earnings / EPS NBT / Tax Rate EPS and Net Earnings Reconciliation Tax Rate Reconciliation 34 35 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 36 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow 12 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 37 - 38 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 20 - 26

EPS and Net Earnings from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share)

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share)

Tax Rate from Continuing Operations Reconciliation Note: NBT represents net before tax earnings

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period excluding comparable earnings items during the period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of comparable earnings items. (4) Represents shareholders' equity excluding comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions) *Note: Amounts may not recalculate due to rounding.

Capital Expenditures Reconciliation Year-to-Date ($ Millions)

Cash Flow Reconciliation Year-to-Date ($ Millions)